Exhibit 10.3

Pricing Letter
This Pricing Letter (the “Pricing Letter”) is dated February 14, 2013, by Ocwen Loan Servicing, LLC (“Seller”) and Altisource Residential, L.P. (“Purchaser”).
This Pricing Letter is made pursuant to the terms and conditions of the Master Mortgage Loan Sale Agreement (the “Agreement”), dated as of February 14, 2013, between Seller and Purchaser, the provisions of which are incorporated herein, as such terms may be modified or supplemented herein. All capitalized terms shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.
Purchaser hereby purchases from Seller and Seller hereby sells to Purchaser, all of Seller's right, title and interest in and to the Mortgage Loans described on the Mortgage Loan Schedule attached hereto as Schedule I, in accordance with the terms of the Agreement, as such terms may be supplemented or modified by this Pricing Letter.
In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Agreement and either the Confirmation or this Pricing Letter, the terms of the Confirmation or this Pricing Letter, as the case may be, shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Confirmation and this Pricing Letter, the terms of this Pricing Letter shall control.

1. Defintions:

For purposes of the Mortgage Loans to be sold pursuant to this Pricing Letter, the following terms shall have the following meanings:

Aggregate Principal Balance:     $121,173,213

Closing Date: February 14, 2013

Cut-off Date: February 1, 2013

Servicing Transfer Date: February 14, 2013 or other such dates that the parties agree, subject to Fannie Mae approval for HAMP eligible loans.

Purchase Price: The Purchase Price for the Mortgage Loans shall be an amount equal to $64,419,565, as set forth in Schedule II

2. Additional Terms:

None.

3. Additional Loan Documents:
a.    In addition to the contents of the Mortgage File specified in the Agreement, the documents described in Schedule III under “DOCTYPE” (“Mortgage Loans with Missing or Deficient Documents”) with respect to the Mortgage Loans shall be either delivered by the Seller to the Purchaser or the Purchaser's custodian or the “cure” relating thereto shall be performed by the Seller to the Purchaser's satisfaction within the timeframe specified for each document as set forth in Schedule III.
b.    Purchaser acknowledges that it is fully aware of the deficiencies noted on Schedule IV (“Known Deficiencies”) hereto with respect to the Mortgage Loans listed on such Schedule and agrees to purchase such Mortgage Loans.
c.    Purchaser agrees that it will make no claim for repurchase under the Agreement based on any of the deficiencies described in 3(a) and 3(b) above, unless, in respect of Section 3(a), Seller fails to deliver to Purchaser or Purchaser's custodian or cure the deficiencies related to the documents described in Schedule III within the timeframe specified for each document as set forth in Schedule III, in which case Seller will repurchase the related Mortgage Loan in accordance with the Agreement. Except as specifically set forth herein, nothing in this Section 3(c) shall affect any of Purchaser's repurchase rights under Sections 5 and 7 of the Agreement

4. Additional Representations and Warranties:

a.    In addition to the representations and warranties set forth in the Agreement, as of the date hereof, Seller makes the following additional representation and warranty with respect to the Mortgage Loans:
All of the Additional Trade Stipulations set forth in Schedule II of the Form of Confirmation are true and accurate as of each applicable Closing Date and such Additional Trade Stipulations are incorporated herein by reference.
TO WITNESS THIS, the parties have caused their names to be signed by their respective duly authorized officers as of the date first written above.

OCWEN LOAN SERVICING, LLC

By:    /s/ Kenneth Najour
Name: Kenneth Najour
Title: Treasurer and Secretary

Confirmed and Agreed to:
Altisource Residential, L.P., as Purchaser
By: Altisource Residential GP, LLC,
its general partner
By: Altisource Residential Corporation, the sole
member of the general partner

By:    /s/ Rachel M. Ridley
Name: Rachel M. Ridley
Title: Chief Financial Officer

Schedule I
Mortgage Loan Schedule

Schedule II

Funding Schedule

Schedule III

Mortgage Loans with Missing or Deficient Documents

Schedule IV

Known Deficiencies